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                          HILLVIEW INVESTMENT TRUST II

                               HILLVIEW ALPHA FUND
                        HILLVIEW INTERNATIONAL ALPHA FUND

                       Supplement dated September 23, 2005

                                       to

                        Prospectus dated October 28, 2004

THIS SUPPLEMENT PROVIDES IMPORTANT INFORMATION ABOUT THE CLOSING OF THE HILLVIEW ALPHA FUND AND THE HILLVIEW INTERNATIONAL ALPHA FUND (COLLECTIVELY, THE "FUNDS"). IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

The Board of Trustees of Hillview Investment Trust II (the "Trust") has approved a plan of liquidation and dissolution with respect to the Funds. Accordingly, effective on or about the week of November 21, 2005, the Trust will no longer accept purchases into the Funds, and the Funds intend to cease operations and will be closed. You may sell or exchange shares on any business day prior to the week of November 21, 2005 by contacting us directly by mail or by telephone by calling toll free (800) 660-9418. If you invest through a financial institution, please contact the financial institution for more information on how to sell or exchange your shares. If you hold shares of the Funds as of the week of November 21, 2005, we will automatically redeem your shares for cash and remit the proceeds to you (via check or wire) based on the instructions listed on your account.

Please contact Hillview Capital Advisors, LLC at (800) 660-9418 for more information.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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                          HILLVIEW INVESTMENT TRUST II

                     REMS REAL ESTATE VALUE-OPPORTUNITY FUND

                       Supplement dated September 23, 2005

                                       to

                        Prospectus dated October 28, 2004

 THIS SUPPLEMENT PROVIDES IMPORTANT INFORMATION ABOUT THE REORGANIZATION OF THE REMS REAL ESTATE VALUE-OPPORTUNITY FUND (THE "REAL ESTATE FUND"). IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

It is anticipated that an Agreement and Plan of Reorganization between Hillview Investment Trust II and The World Funds, Inc., a Maryland corporation (the "Company"), pursuant to which the Real Estate Fund will be reorganized into a series of the Company (the "New Real Estate Fund"), will be submitted to a vote of shareholders of the Real Estate Fund at a meeting to be held on or about November 17, 2005. If shareholders approve the Agreement and Plan of Reorganization and certain other conditions are met, all of the assets and liabilities of the Real Estate Fund will be transferred to the New Real Estate Fund and the shareholders of the Real Estate Fund will become shareholders of the New Real Estate Fund.

Real Estate Management Services Group, LLC, investment adviser to the Real Estate Fund, will also serve as investment adviser to the New Real Estate Fund on substantially the same terms as it serves for the Real Estate Fund, including the same advisory fee rate. The investment objectives, strategies, policy restrictions and risks of the New Real Estate Fund will be identical to those of the Real Estate Fund in all respects.

A proxy statement related to the proposed reorganization will be sent to shareholders prior to the meeting. If the Agreement and Plan of Reorganization is approved by shareholders, it is anticipated that the reorganization will be completed on or about the week of November 21, 2005.

Please contact Hillview Capital Advisors, LLC, the Real Estate Fund's investment manager, at (800) 660-9418 for more information.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE